UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

Essex Rental Corp.
(Exact name of registrant as specified in charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-215-6500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Essex Rental Corp. ("Essex") convened its Annual Meeting of Stockholders on June 4, 2015 and subsequently adjourned and reconvened on June 9, 2015 (the “Meeting”). On June 11, 2015, Corporate Election Services, Inc., the independent inspector of elections for the Meeting, delivered its certification of final voting results for the Meeting. At the Meeting on June 9, 2015, Essex's stockholders (i) elected Lee D. Keddie and John M. Climaco as Class A Directors to serve for a term of two years and until their successors have been duly elected and qualified and (ii) approved, on a non-binding advisory basis, executive compensation, as disclosed in the proxy statement. The matters voted on at the Meeting are described in Essex's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2015.

Essex's stockholders cast their votes as follows:

Proposal 1: Election of Class A Directors

Class A Director Nominee	For	Withheld
Lee D. Keddie	13,197,579	1,770
John M. Climaco	13,197,579	1,770
Thomas A. Ryan, Jr.	3,970,359	185,585

Proposal 2: To approve, on a non-binding advisory basis, executive compensation, as disclosed in the proxy statement

For	Against	Abstain
9,913,768	7,413,944	27,581

The term of service of Essex’s Class B directors, Laurence S. Levy, William W. Fox and Nicholas J. Matthews, continued following the Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: June 11, 2015	By:	/s/ Kory M. Glen
Name: Kory M. Glen
Title: Chief Financial Officer